Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Dividend Growth Fund

Neuberger Berman ETF Trust (“ETF Trust”)
Neuberger Berman Core Equity ETF

Supplement to the Summary Prospectuses, Prospectuses, and the Statements of Additional Information, each dated December 18, 2024, as each may be amended and supplemented

As previously disclosed to shareholders, the Boards of Trustees of the Equity Funds and the ETF Trust approved the proposed reorganization of Neuberger Berman Dividend Growth Fund (the “Merging Fund”) into Neuberger Berman Core Equity ETF (the “Acquiring ETF”) (the “Merger”). The Merger was contingent upon the approval of shareholders of the Merging Fund (the “Merging Fund Shareholders”).  At the shareholder meeting on July 23, 2025, the Merging Fund Shareholders approved the Merger. Effective July 23, 2025, Rule 12b-1 fees on all applicable share classes for the Mutual Fund are waived.
The Merger is expected to close on or about September 26, 2025. The Merger will involve several steps, including that on or about September 11, 2025, Class A, Class C, and Class R6 shares of the Merging Fund will be consolidated into the Institutional Class (without a CDSC or other charge, if applicable).  Accordingly, after that date, all Fund shareholders will own Institutional Class shares and a voluntary expense limitation arrangement will be instituted for Institutional Class share expenses to match the expense limit in place for Class R6 shares.  Please note that shareholders of the Merging Fund will receive cash equal to the net asset value for any fraction of a share that results from the Merger in lieu of any fraction of a share of the Acquiring ETF.  The redemption of your fraction of a share will likely be a taxable event.  Thus, you are encouraged to consult your tax advisor to determine the effect of any such redemption.

It is anticipated that the Merger will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Merger, except to the extent that they receive cash in connection with the liquidation of any fraction of a share received in the Merger.

Upon completion of the Merger, Merging Fund Shareholders will become shareholders of the Acquiring ETF, which is an exchange-traded fund, commonly referred to as an “ETF.”  The Acquiring ETF shares currently are listed for trading on NYSE Arca, Inc.

Additional and important details about the Merger are described in a combined proxy statement/prospectus, which was mailed on or about June 9, 2025, to Merging Fund Shareholders of record as of May 23, 2025.  Free copies of the materials are also available on the SEC’s website at www.sec.gov.  These materials also are available at www.nb.com.  In addition, further information about the Acquiring ETF (Neuberger Berman Core Equity ETF), including its Summary Prospectus, Prospectus, and Statement of Additional Information, can be found on our website at www.nb.com.

The date of this supplement is July 23, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com